LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC.

Supplement dated November 30, 2006

to the Prospectus, as amended, dated June 28, 2006

and to the Statement of Additional Information, as amended,

dated June 28, 2006

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Directors of Legg Mason Partners Managed Municipals Fund, Inc. (the “Fund”) has approved an additional breakpoint in the Fund’s management fee schedule when Fund assets exceed $2.5 billion. The management fee is calculated daily and payable monthly in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Management Fee Rate
First $500 million	0.55%
Next $1 billion	0.50%
Next $1 billion	0.45%
Over $2.5 billion	0.40%

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